UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive  Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           META FINANCIAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                     [META FINANCIAL GROUP, INC. LETTERHEAD]


                                                               December 19, 2006



Dear Fellow Shareholders:

         On behalf of the Board of Directors and management of Meta Financial Group, Inc., we cordially invite you to attend our Annual Meeting of shareholders. The meeting will be held at 1:00 p.m. local time on Monday, January 22, 2007, at our main office located at 121 East Fifth Street, Storm Lake, Iowa.

         The attached Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our Annual Report to Shareholders. At the meeting, we will report on Meta Financial's operations and outlook for the year ahead.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. Regardless of the number of shares you own, your vote is very important. Please act today.

         Your Board of Directors and management are committed to the continued success of Meta Financial and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                         Very truly yours,

                                         /S/ J. TYLER HAAHR

                                         J. TYLER HAAHR
                                         President and Chief Executive Officer

                           META FINANCIAL GROUP, INC.
                              121 East Fifth Street
                             Storm Lake, Iowa 50588
                                 (712) 732-4117


        -----------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 22, 2007
       ------------------------------------------------------------------


         Notice is hereby given that the Annual Meeting of shareholders of Meta Financial Group, Inc. will be held at our main office located at 121 East Fifth Street, Storm Lake, Iowa, on Monday, January 22, 2007, at 1:00 p.m. local time. At the Annual Meeting, shareholders will be asked to:

         o        Elect three (3) directors, each for a term of three (3) years;
                  and

         o Consider and act upon a proposal to amend our 2002 Omnibus Incentive Plan (the "2002 Plan") for the following purposes:

                  o to increase from 200,000 shares to 400,000 shares the aggregate number of shares that may be issued from time to time pursuant to the 2002 Plan;

                  o to modify certain provisions that may cause the 2002 Plan, and the awards granted thereunder, to be subject to Section 409A of the Internal Revenue Code and prevent potential adverse consequences to the participants in the 2002 Plan;

                  o to reflect the name change of the Company from First Midwest Financial, Inc. to Meta Financial Group, Inc.; and

                  o to effect certain other changes as set forth in the amendment to the 2002 Plan.

                  A copy of the proposed amendment to the 2002 Plan (the "2002 Plan Amendment") is included as Exhibit A to this proxy statement, and a copy of the 2002 Plan is included as Exhibit B to this proxy statement.

         Your Board of Directors recommends that you vote "FOR" the election of each of the director nominees and "FOR" the proposal to amend the 2002 Plan.

         Shareholders also will transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

         The record date for the Annual Meeting is November 27, 2006. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         A proxy card and proxy statement for the Annual Meeting are enclosed. Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. Your proxy will not be used if you attend and vote at the Annual Meeting in person and your proxy selection may be revoked or changed prior to the meeting. Regardless of the number of shares you own, your vote is very important. Please act today.

         Thank you for your continued interest and support.

                                           By Order of the Board of Directors

                                           /S/ J. TYLER HAAHR

                                           J. TYLER HAAHR
                                           President and Chief Executive Officer
Storm Lake, Iowa
December 19, 2006


--------------------------------------------------------------------------------
Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
--------------------------------------------------------------------------------

                           META FINANCIAL GROUP, INC.
                              121 East Fifth Street
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held January 22, 2007


                                  INTRODUCTION

         The Board of Directors of Meta Financial Group, Inc. ("Meta Financial" or the "Company") is using this proxy statement to solicit proxies from the holders of Company common stock for use at Meta Financial's Annual Meeting of shareholders ("Annual Meeting"). We are mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 19, 2006.

         Certain information provided herein relates to MetaBank and MetaBank West Central, both of which are wholly owned subsidiaries of Meta Financial. MetaBank and MetaBank West Central are collectively referred to in this proxy statement as the "Banks."

                      INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

         Time and Place of the Annual Meeting. Our Annual Meeting will be held as follows:

         Date:    January 22, 2007
         Time:    1:00 p.m., local time
         Place:   MetaBank
                  121 East Fifth Street
                  Storm Lake, Iowa

         Matters to be Considered at the Annual Meeting. At the Annual Meeting, shareholders of Meta Financial are being asked to consider and vote upon (i) the election of three (3) directors, each for a three-year term, and (ii) a proposal to amend our 2002 Omnibus Incentive Plan (the "2002 Plan") to (A) increase from 200,000 shares to 400,000 shares the aggregate number of shares that may be issued from time to time pursuant to the 2002 Plan; (B) modify certain provisions that may cause the 2002 Plan, and the awards granted thereunder, to be subject to Section 409A of the Internal Revenue Code and prevent potential adverse consequences to the participants in the 2002 Plan; (C) reflect the name change of the Company from First Midwest Financial, Inc. to Meta Financial Group, Inc.; and (D) effect certain other changes as set forth in the amendment to the 2002 Plan. The shareholders also will transact any other business that may properly come before the Annual Meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

         Voting Rights of Shareholders. November 27, 2006 is the record date for the Annual Meeting. Only shareholders of record of Meta Financial common stock as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting. You are entitled to one vote for each share of Meta Financial common stock you own. On November 27, 2006, 2,534,367 shares of Meta Financial common stock were outstanding and entitled to vote at the Annual Meeting.

         Employee Plan Shares. We maintain the Meta Financial Employee Stock Ownership Plan and the Meta Financial Group Profit Sharing 401(k) Plan (collectively, the "Employee Plans"), which own approximately 15.19 percent of the Meta Financial common stock outstanding. Subject to certain eligibility requirements, employees of Meta Financial and the Banks participate in one or both of the Employee Plans. Each participant in an Employee Plan is entitled to instruct the trustee of such Employee Plan how to vote such participant's shares of Meta Financial common stock allocated to his or her Employee Plan account. If an Employee Plan participant properly executes the voting instruction card distributed by the Employee Plan trustee, the Employee Plan trustee will vote such participant's shares in accordance with the participant's instructions. Where properly executed voting instruction cards are returned to the Employee Plan trustee with no specific instruction as how to vote at the Annual Meeting, the trustee may vote such shares in its discretion. In the event the Employee Plan participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to the participant's Employee Plan account, the Employee Plan trustee may vote such shares in its discretion. The Employee Plan trustee will vote the shares of Meta Financial common stock held in the Employee Plans but not allocated to any participant's account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.

         Shares held by a Broker. If you are the beneficial owner of shares held by a broker in "street name," your broker, as the record holder of the shares, will vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The election of directors is expected to be considered a "discretionary" item, in which case your broker may vote your shares without instructions from you. The amendment of our 2002 Omnibus Incentive Plan is expected to be considered a "non-discretionary" item, in which case your broker will not be entitled to vote your shares with respect to this proposal without an instruction from you.

         Votes Required for Election of Directors and a Quorum. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of Meta Financial common stock. This means that the three director nominees with the most affirmative votes will be elected to fill the three available seats. Shares that are represented by proxy which are marked
"vote withheld" for the election of one or more director nominees and broker non-votes will have no effect on the vote for the election of directors, although they will be counted for purposes of determining whether there is a quorum. A quorum is necessary in order for us to conduct the Annual Meeting, and if one-third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.

         If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. As of the date of this proxy statement, we are not aware of any reason that a director nominee would be unable to stand for election.

         Votes Required for Amendment of 2002 Omnibus Incentive Plan. The affirmative vote of a majority of the stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve an amendment to our 2002 Omnibus Incentive Plan. Abstentions will be considered present and entitled to vote with respect to the proposal to amend the 2002 Omnibus Incentive Plan, and they will have the same effect as votes "against" the proposal. Broker non-votes will not be considered present and entitled to vote with respect to the proposal to amend the 2002 Omnibus Incentive Plan and, therefore, they will have no effect on the voting for this matter.

         Your Board of Directors unanimously recommends that you vote "FOR" each of the director nominees set forth in this proxy statement, and "FOR" the proposal to amend our 2002 Omnibus Incentive Plan.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

         Voting of Proxies. You may vote in person at the Annual Meeting or by proxy. To ensure your representation at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting. You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date. See "-Revocability of Proxies" below.

         Voting instructions are included on your proxy card. Shares of Meta Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to Meta Financial with no specific instruction as how to vote at the Annual Meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the director nominees, and "FOR" the proposal to amend our 2002 Omnibus Incentive Plan.

         The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you would receive three separate proxy cards to vote.

         Revocability  of Proxies.  You may revoke your proxy before it is voted by:

         o    submitting a new proxy with a later date,

         o notifying the Corporate Secretary of Meta Financial in writing before the Annual Meeting that you have revoked your proxy, or

         o    voting in person at the Annual Meeting.

         If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an authorization letter from the broker, bank or nominee indicating that you were the beneficial owner of Meta Financial common stock on November 27, 2006, the record date for voting at the Annual Meeting, if you wish to vote in person.

         Proxy Solicitation Costs. We will pay our own costs of soliciting proxies. In addition to this mailing, Meta Financial's directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers, banks and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

                                 STOCK OWNERSHIP

         The following table presents information regarding the beneficial ownership of Meta Financial common stock as of November 27, 2006, by:

         o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of our outstanding common stock;

         o    each director and director nominee of Meta Financial;

         o each executive officer of Meta Financial named in the Summary Compensation Table appearing under "Executive Compensation" below; and

         o all of the executive officers and directors of Meta Financial as a group.

         The persons named in the table below have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after November 27, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based upon 2,534,367 shares of common stock outstanding on November 27, 2006.


                                                                              Shares Beneficially   Percent of
                          Beneficial Owners                                          Owned            Class
-------------------------------------------------------------------------     -------------------   ----------
Tontine Financial Partners, L.P.                                                     218,600          8.63%

Meta Financial Group, Inc. Employee Plans                                            384,983 (1)      15.19

E. Wayne Cooley, Director                                                             76,220          3.01

E. Thurman Gaskill, Director                                                          50,264 (2)      1.98

James S. Haahr, Chairman of the Board (3)                                            249,029 (4)      9.64

J. Tyler Haahr, Director, President and Chief Executive Officer(3)                   198,728 (5)      7.55

Troy Moore, III, Executive Vice President and Chief Operating Officer(3)              73,766 (6)      2.88

Bradley C. Hanson, Director, Executive Vice President                                 31,382 (7)      1.23

Rodney G. Muilenburg, Director                                                       105,801          4.17

Jeanne Partlow, Director                                                               4,728            *

Frederick V. Moore, Director                                                             250            *

Jonathan M. Gaiser, Senior Vice President, Secretary, Treasurer
  and CFO                                                                              2,812 (8)        *

Directors and executive officers of Meta Financial
  and the Banks as a group (10 persons)                                              792,980 (9)      30.78

---------------------
*     Indicates less than 1%.

(1) Represents shares held by the Meta Financial Employee Stock Ownership Plan and the Meta Financial Group Profit Sharing 401(k) Plan (collectively, the "Employee Plans"). An aggregate of 119,722 shares have been allocated to accounts of Employee Plan participants Mr. James S. Haahr, Mr. J. Tyler Haahr, Mr. Moore, Mr. Hanson and Mr. Gaiser, and such shares have been reflected as "Shares Beneficially Owned" by such executive officers in the above table. Pursuant to the terms of the Employee Plans, each Employee Plan participant has the right to direct the Employee Plans' trustee how to vote the shares of common stock allocated to his or her account under the Employee Plans. Security National Bank, Sioux City, Iowa, as the Employee Plans' trustee, may be deemed to beneficially own the shares held by the Employee Plans which have not been allocated to the accounts of participants and the Employee Plans provide that the Employee Plans' trustee will vote those shares based on the voting instructions of the majority of participants who directed the voting on the shares allocated to their accounts.
(2) Includes 49,114 shares as to which Mr. Gaskill has reported shared ownership.
(3) Mr. James S. Haahr is the father of Mr. J. Tyler Haahr and the father-in-law of Troy Moore, III. Mr. J. Tyler Haahr is the brother-in-law of Troy Moore, III.
(4) Includes 48,721 shares which Mr. James S. Haahr has the right to acquire pursuant to stock options within 60 days after November 27, 2006, and 8,387 shares held by a limited liability company of which Mr. James S. Haahr is a member.
(5) Includes 96,164 shares which Mr. J. Tyler Haahr has the right to acquire pursuant to stock options within 60 days after November 27, 2006, and 31,307 shares held by a trust of which Mr. J. Tyler Haahr is a trustee.
(6) Includes 27,936 shares which Mr. Moore has the right to acquire pursuant to stock options within 60 days after November 27, 2006.
(7) Includes 20,621 shares which Mr. Hanson has the right to acquire pursuant to stock options within 60 days after November 27, 2006.
(8) All 2,812 shares consist of shares which Mr. Gaiser has the right to acquire pursuant to stock options within 60 days after November 27, 2006.

(9) Includes shares held directly, as well as, jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares reported as beneficially owned by all directors and executive officers are options to purchase 196,254 shares of Meta Financial common stock.


                        PROPOSAL I: ELECTION OF DIRECTORS

         Our Board of Directors currently consists of eight members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our director nominees currently serve as Meta Financial directors.

         The table below sets forth information regarding our Board of Directors, including their age, position with Meta Financial and term of office. Mr. G. Mark Mickelson, formerly an independent director, departed from the Board of Directors effective on January 23, 2006, the day his term expired and the date of our 2006 Annual Meeting of Shareholders. As disclosed in our proxy statement for the fiscal year ended September 30, 2005, Mr. Mickelson announced his intention not to stand for reelection on November 28, 2005. In accordance with our by-laws, and as disclosed in a Form 8-K filed on January 24, 2006, Mr. Frederick V. Moore was appointed to a three year term as a member of the class of 2009 to fill the vacancy created by Mr. Mickelson's departure.

         If before the election it is determined that any director nominee is unable to serve, your proxy authorizes a vote for a replacement nominee if our Board of Directors names one. At this time, we are not aware of any reason why a nominee might not remain on the ballot until the election. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.


                                                                                         Director      Term to
         Name               Age             Position(s) Held in Meta Financial           Since (1)     Expire
-------------------------   ---    ------------------------------------------------     ----------    ----------
                                                         Nominees
                                                         --------
E. Wayne Cooley             84     Director                                                1985         2010
J. Tyler Haahr(2)           43     Director, President and Chief Executive Officer         1992         2010
Bradley C. Hanson           42     Director, Executive Vice President                      2005         2010

                                               Directors Remaining in Office
                                               -----------------------------
E. Thurman Gaskill          71     Director                                                1982         2008
Rodney G. Muilenburg        62     Director                                                1989         2008
James S. Haahr(2)           67     Chairman of the Board                                   1962         2009
Jeanne Partlow              73     Director                                                1996         2009
Frederick V. Moore          50     Director                                                2006         2009


-------------------
(1) Includes service as a director of MetaBank.
(2) James S. Haahr is the father of J. Tyler Haahr.

         The principal occupation of each director of Meta Financial and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

         E. Wayne Cooley - Dr. Cooley is Consultant Emeritus of the Iowa Girls' High School Athletic Union in Des Moines, Iowa. He is Executive Vice President of the Iowa High School Speech

Association, a member of the Buena Vista University Board of Trustees, a member of the Drake Relays Executive Committee, and on the Board of Directors of the Women's College Basketball Association Hall of Fame. Dr. Cooley has served as Chairman of the Iowa Heart Association and as Vice Chairman of the Iowa Games. He is a 1943 graduate of Buena Vista College, in Storm Lake, Iowa, and holds honorary doctorate degrees from Buena Vista University in Storm Lake, Iowa and Morningside College in Sioux City, Iowa.

         J. Tyler Haahr - Mr. Haahr is President and Chief Executive Officer for Meta Financial Group, Inc. and MetaBank; Chief Executive Officer of Security State Bank; Vice President and Secretary of First Services Financial Limited; and President of First Services Trust Company. Mr. Haahr has been employed by Meta Financial and its affiliates since March 1997. He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Mr. Haahr serves on the board of directors of the Sioux Falls YMCA. Mr. Haahr received his B.S.
degree with honors at the University of South Dakota in Vermillion, South Dakota. He graduated with honors from the Georgetown University Law Center, Washington, D.C.

         E. Thurman Gaskill - Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa, since 1958. He has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources. Mr. Gaskill is the past president of Iowa Corn Growers Association, past chairman of the United States Feed Grains Council, and has served in numerous other agriculture positions. He was re-elected to the Iowa State Senate in 2004 and represents District 6. He has served as Chairman of the Senate Agricultural Committee and as Assistant Majority Leader of the Iowa Senate.

         Rodney G. Muilenburg - Mr. Muilenburg is a retired dairy specialist with Purina Mills, Inc. He is currently a Consultant for TransOva Genetics Dairy Division. Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa; M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota; and a Specialist Degree in secondary school administration from Mankato State University, Mankato, Minnesota.

         James S. Haahr - Mr. Haahr is the Chairman of the Board for Meta Financial, Inc., MetaBank, and MetaBank West Central. Mr. Haahr has served in various capacities since beginning his career with MetaBank in 1961. He is Chairman of the Board of Trustees and former Chairman of the Investment Committee of Buena Vista University. He is a former member of the Savings Association Insurance Fund Industry Advisory Committee to the FDIC, and past member of the Legislative Committee of Iowa Bankers Association. Mr. Haahr is former Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Des Moines, former Chairman of the Iowa League of Savings Institutions, a former member of the Board of Directors of America's Community Bankers and a former director of the U.S. League of Savings Institutions. Mr. Haahr received his B.S. degree from Buena Vista College, now Buena Vista University, in Storm Lake, Iowa.

         Jeanne Partlow - Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of MetaBank, located in Des Moines, Iowa. She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B., from 1987 until the end of December 1995, when Iowa Savings Bank was acquired by and became a division of MetaBank. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines with over 30 years of bank management experience.

         Bradley C. Hanson - Mr. Hanson is an Executive Vice President of both the Company and MetaBank, and he is the Division President for the Meta Payment Systems division of MetaBank. He serves on the Board of Directors and Executive Committee for the Network Branded Prepaid Card Association. Mr. Hanson has been employed by MetaBank since May 2004. From 1991 until joining MetaBank in May 2004, Mr. Hanson was employed by Bankfirst in Sioux Falls, South Dakota, where he served in a variety of capacities, including Senior Vice President of Payment Systems from March 2001 to April 2004. Mr. Hanson received his B.A. degree in Economics from the University of South Dakota in 1988. He attended the ABA School of Bankcard Management at the University of Delaware in 1996 and the ABA Graduate School of Bankcard Management at the University of Oklahoma in 1997.

         Frederick V. Moore - Mr. Moore has served as President of Buena Vista University in Storm Lake, Iowa since 1995. He currently serves as a director of the Iowa Association of Independent Colleges and Universities, the Iowa College Foundation and the Council for Adult and Experiential Learning. He previously worked in corporate America as a strategic planner, financial analyst and marketing executive. Mr. Moore is an attorney who received J.D. with honors, M.B.A. and B.A degrees from the University of North Carolina at Chapel Hill.


                        COMMUNICATING WITH OUR DIRECTORS

         Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, in which any communication addressed to the Board at the Company's offices at 121 East Fifth Street, Storm Lake, Iowa 50588, in care of Investor Relations, the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board's and shareholders' needs. There is currently no screening process, and all shareholder communications that are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider the development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

                             MEETINGS AND COMMITTEES

Meetings

         Meetings of the Board of Directors are generally held on a monthly basis. The Board of Directors conducted 12 regular meetings during fiscal 2006. Each director attended at least 75% of the Board meetings and any committees on which he or she served.

Committees

         The Board of Directors of Meta Financial has an Audit Committee, Compensation Committee, Stock Option Committee, and Nominating Committee.

         Audit Committee                Compensation Committee
         ---------------                ----------------------

         E. Wayne Cooley                E. Wayne Cooley
         Frederick V. Moore             E. Thurman Gaskill
         Jeanne Partlow                 Rodney G. Muilenburg
                                        Jeanne Partlow

         Stock Option Committee         Nominating Committee
         ----------------------         --------------------

         E. Thurman Gaskill             E. Thurman Gaskill
         Rodney G. Muilenburg           Rodney G. Muilenburg
                                        Jeanne Partlow

         The Audit Committee met 4 times during fiscal 2006. The functions of the Audit Committee are as follows:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance;

         o    Monitor  the   independence   and  performance  of  the  Company's
              independent auditors and internal auditing department; and

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Compensation Committee met one time during fiscal 2006. The functions of the Compensation Committee are as follows:

         o Make salary and bonus recommendations and determine terms and conditions of employment of the officers of Meta Financial;

         o Oversee the administration of our employee benefit plans covering employees generally (other than stock incentive plans administered by the Stock Option Committee); and

         o Make recommendation to the Board of Directors with respect to our compensation policies.

         The Stock Option Committee met one time during fiscal 2006. The functions of the Stock Option Committee are as follows:

         o    Administer our stock incentive plan; and

         o Make recommendations to the Board of Directors with respect to our stock compensation policies.

         The Nominating Committee is comprised entirely of "independent directors", meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules. The Nominating Committee operates pursuant to a written charter, a copy of which was attached as Exhibit A to Meta Financial's proxy statement for the fiscal year ended September 30, 2004. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Nominating Committee, or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the By-laws of Meta Financial. Pursuant to the By-laws, nominations by shareholders must be delivered in writing to the Secretary of Meta Financial at least 30 days prior to the date of the Annual Meeting; provided, however, that in the event that less than 40 days' notice or prior disclosure of the date of the Annual Meeting is given or made to shareholders, to be timely, notice by the shareholder must be received at the executive offices of Meta Financial not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

         The Company is incorporated in Delaware and has held its annual meetings in Iowa since its incorporation. Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions. Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meeting with management and other investor relations activities. In view of the fact that shareholders have not historically attended our annual meetings, and that a high percentage of directors generally are present at the annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

Audit Committee Matters

         The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 as amended or the Securities Exchange Act of 1934 as amended (the "Exchange Act"), except to the extent Meta Financial Group, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

         Audit Committee Report. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2006:

         o        The  Audit  Committee  has  reviewed  and  discussed  with the
                  Company's   management  the  Company's   fiscal  2006  audited
                  financial statements;

         o The Audit Committee has discussed with the Company's independent auditors (McGladrey & Pullen, LLP) the matters required to be discussed by Financial Accounting Standards Board Statement on Auditing Standards No. 61 "Communication with Audit Committees";

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2006 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

         Submitted by the Audit Committee of the Company's Board of Directors:

                E. Wayne Cooley     Frederick V. Moore     Jeanne Partlow

         Audit Committee Member Independence and Audit Committee Charter. Each member of the Audit Committee is a non-employee director who: (1) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules; (2) has not
participated in the preparation of the financial statements of Meta Financial or any of its current subsidiaries at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Our Board of Directors has determined that our Audit Committee has at least one member who qualifies as an "audit committee financial expert" as that term is defined in the rules and regulations of the SEC. The Board has determined that Ms. Partlow, based upon her experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that she has (a) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements as well as experience actively supervising one or more persons engaged in such activities;
(d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions. The Company's Board of Directors has adopted a written audit committee charter, a copy of which was attached as Appendix A to the Company's proxy statement for the 2004 Annual Meeting of Stockholders.

                            COMPENSATION OF DIRECTORS

         During the fiscal year ended September 30, 2006, all directors of Meta Financial received an annual retainer of $5,000. Each Meta Financial director also received an award on September 29, 2006 of 250 shares of fully-vested restricted common stock with a fair market value of $6,108. Directors of Meta Financial do not receive any additional fees for attending Meta Financial board or committee meetings. Each of the directors of Meta Financial also serves as a director for each of the Banks. For fiscal 2006, non-employee directors of MetaBank were paid an annual retainer of $6,000 and received $750 for each meeting of the board attended, and members of the Compensation Committee and Audit Committee of MetaBank received $200 for each meeting of such committees attended. Board members who are employees of the Banks do not receive a retainer for service on the MetaBank board, nor do they receive compensation for attendance at MetaBank board or committee meetings. Directors of MetaBank West Central were not paid an annual retainer for fiscal 2006. Each director of MetaBank West Central received $400 for each meeting of the board attended, and members of MetaBank West Central's Audit Committee received $100 for each Audit Committee meeting attended.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth summary information concerning compensation awarded to, earned by or paid to Meta Financial's chief executive officer and its other executive officers, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal years ended September 30, 2006, 2005 and 2004. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.


                                                                   Long Term Compensation
                                            Annual Compensation           Awards(7)
                                           ----------------------  ------------------------
                                                                                 Restricted
                                                                     Options       Stock       All Other
                                            Salary        Bonus        /SARs       Awards     Compensation
    Name and Principal Position     Year      ($)           ($)         (#)         ($)           ($)
---------------------------------   ----   --------      --------   ----------   ----------  ---------------
James S. Haahr                      2006   $275,600(1)   $ 87,054       7,914     $  6,108(5)   $ 46,502(6)
    Chairman of the Board           2005    300,800(1)         --          --           --        34,809
                                    2004    277,000(1)    106,000       8,100           --        47,521

J. Tyler Haahr                      2006   $307,800(2)   $ 98,340       8,940     $  6,108(5)   $ 45,413(6)
    President and Chief Executive   2005    293,000(2)     24,000       2,160           --        30,873
   Officer                          2004    270,000(2)    106,000      22,950           --        45,009

Bradley C. Hanson                   2006   $199,800(3)   $ 62,700      45,700     $250,408(5)   $ 30,776(6)
   Executive Vice President         2005    175,000      $ 57,750       3,937           --         5,469

Troy Moore III                      2006   $160,000      $ 52,800       4,800           --      $ 26,746(6)
   Executive V ice President        2005    125,000        18,750       2,812           --        14,536
   and Chief Operating Officer

Jonathan M. Gaiser                  2006   $ 88,942      $ 40,938(4)    7,812           --      $  6,614(4)(6)
Senior Vice President
   Secretary, Treasurer and
   Chief Financial Officer


--------------------
(1) Includes $2,000 of deferred compensation, pursuant to the deferred compensation agreement entered into in 1980 between Mr. James S. Haahr and MetaBank, $5,000 for service as a director of Meta Financial, and $4,800 for service as a director of MetaBank West Central.

(2) Includes $5,000 for service as a director of Meta Financial, and $4,800 for service as a director of MetaBank West Central.
(3) Includes $5,000 for service as a director of Meta Financial and $4,800 for service as a director of MetaBank West Central.
(4) Bonus amount includes a $10,000 signing bonus paid when Mr. Gaiser joined Meta Financial in January 2006; the "All Other Compensation" amount includes a $6,014 relocation expense reimbursement and $600 for cash payment in lieu of insurance.
(5) Mr. James S. Haahr, Mr. Tyler Haahr and Mr. Hanson, as employee directors, received awards of 250 shares of restricted common stock valued at $6,108 on September 29, 2006, the date of award. Mr. Hanson received an additional grant of 10,000 shares of restricted stock valued at $244,300 on the award date of September 29, 2006.

(6) Represents the value as of September 30, 2006 of (a) allocations under the Employee Plans, (b) contributions under the MetaBank Profit Sharing Plan,
     (c) payments under the MetaBank Benefit Equalization Plan, and (d) term life insurance premiums paid to or on behalf of the named executive officers, as follows: Mr. James S. Haahr - (a) $12,819, (b) $13,318, (c) $14,085, and (d) $6,280, respectively; Mr. J. Tyler Haahr - (a) $12,819,
     (b) $13,318,  (c) $18,634,  and (d) $642,  respectively;  Mr.  Hanson - (a)
     $12,819, (b) $13,318, (c) $4,270, and (d) $369, respectively; and Mr. Moore
     - (a) $12,819, (b) $13,318, (c) $280, and (d) $329,  respectively.  Because
     Mr. Gaiser joined Meta Financial after the beginning of fiscal year 2006, he did not participate in any of the plans or programs referenced in this footnote.
(7) Certain of the option awards granted on September 29, 2006 were awarded from the pool of 200,000 additional shares authorized in the amendment to the 2002 Omnibus Incentive Plan approved by the Board of Directors on August 28, 2006, and for which shareholder approval is being sought pursuant to this proxy statement. If Meta Financial's shareholders do not approve the amendment to the 2002 Omnibus Incentive Plan, any such option awards will be null and void. See "Proposal II: Approval of Amendment to 2002 Omnibus Incentive Plan" below.

Option Grants in Last Fiscal Year

         The following table sets forth information regarding grants of stock options under our stock option and incentive plans made during the fiscal year ended September 30, 2006 to the named executive officers. The amounts shown for each named executive officer as potential realizable values are based on assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, which would result in stock prices of (1) approximately $39.79 and $63.36, respectively, for options with an exercise price of $24.43; (2) approximately $33.25 and $52.95, respectively, for options with an exercise price of $20.415; and (3) approximately $33.34 and $53.09, respectively, for options with an exercise price of $20.47. No gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. Actual gains, if any, on option exercise and common stock holdings depend upon the future performance of Meta Financial common stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                                                            Potential Realizable
                                                                                              Value at Assumed
                                                                                           Annual Rates of Stock
                                                                                              Appreciation for
                                   Individual Grants                                            Option Terms
----------------------------------------------------------------------------------------   -------------------------
                             Number of          % of Total
                             Securities           Options       Exercise
                             Underlying         Granted to       or Base
                          Options Granted      Employees in       Price       Expiration        5%           10%
         Name                   (#)             Fiscal Year      ($/Sh)          Date          ($)           ($)
---------------------     ---------------     -------------    ----------     ----------   ------------------------
James S. Haahr                  7,914             6.89%           $24.43         9/29/16     $121,559      $308,092
J. Tyler Haahr                  8,940             7.78%           $24.43         9/29/16     $137,318      $348,034
Bradley C. Hanson              20,000             17.41%         $20.415        10/24/15     $256,700      $650,700
                               25,700             22.37%          $24.43         9/29/16     $394,752    $1,000,501
Troy Moore, III                 4,800              4.18%          $24.43         9/29/16      $73,728      $186,864
Jonathan M. Gaiser              5,000              4.35%          $20.47         1/27/16      $64,350      $163,100
                                2,812              2.45%          $24.43         9/29/16      $43,192      $109,471


         The option exercise price of the options granted to the named executive officers shown above was the fair market value of Meta Financial's common stock on the date of grant. All such options vested as of the date of grant,  except
for 20,000 options issued to Mr. Hanson on October 24, 2005, 20,000 options issued to Mr. Hanson on September 29, 2006, and 5,000 options issued to Mr. Gaiser on January 27, 2006, all of which vest over a four year period. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee or following his death by his legal representative. Certain of the above-referenced options granted on September 29, 2006, were awarded from the pool of 200,000 additional shares authorized in the amendment to the 2002 Omnibus Incentive Plan approved by the Board of Directors on August 28, 2006, and for which shareholder approval is being sought pursuant to this proxy statement. If Meta Financial's shareholders do not approve the amendment to the 2002 Omnibus Incentive Plan, any options awarded from the additional 200,000 shares contemplated to become available by the amendment will be null and void. See "Proposal II: Approval of Amendment to 2002 Omnibus Incentive Plan" below.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table summarizes for each of the named executive officers certain information relating to stock options exercised by them during the fiscal year ended September 30, 2006. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on September 30, 2006, which was $24.43 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Meta Financial common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

                                                                                        Value of Unexercised
                                                      Number of Unexercised             In-the-Money Options
                                                      Options at FY-End (#)                   at FY-End
                                                --------------------------------   --------------------------------
                         Shares
                        Acquired
                           On         Value
                        Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
        Name              (#)          ($)            (#)              (#)              ($)              ($)
-------------------   -----------   ----------   -------------   ---------------   -------------   ----------------
James S. Haahr           23,250      $159,300        48,721            --            $293,337            --

J. Tyler Haahr             --           --           96,164            --            $553,935            --

Bradley C. Hanson          --           --           15,621          55,000           $32,454         $105,350

Troy Moore, III            --           --           27,936            --            $169,752            --

Jonathan M. Gaiser         --           --           2,812            5,000             $0             $19,800


Equity Compensation Plans

         The following table provides information as of September 30, 2006 related to our equity compensation plans in effect at that time.

         The Company maintains the 2002 Omnibus Incentive Plan for purposes of issuing stock based compensation to employees and directors. An amendment to this plan, authorizing an additional 200,000 shares to be issued under this plan, was approved by the Board of Directors on August 28, 2006, and will be submitted for shareholder approval at the annual meeting of shareholders on January 22, 2007. The Company also has unexercised options outstanding under a previous stock option plan. The following table provides information about the Company's common stock that may be issued under the Company's stock incentive plans.

                                       Equity Compensation Plan Information
-------------------------------------------------------------------------------------------------------------------
                                                                                         Number of securities
                                                                                       remaining available for
                                 Number of securities to       Weighted-average         future issuance under
                                 be issued upon exercise       exercise price of       equity compensation plan
                                 of outstanding options,     outstanding options,       (excluding securities
                                   warrants and rights        warrants and right          reflected in (a))
        Plan Category                      (a)                        (b)                        (c)
-------------------------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
shareholders...................          357,724                    $19.42                        0
-------------------------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
shareholders...................           28,701                    $24.43                     171,299
-------------------------------------------------------------------------------------------------------------------
                        Total:           386,425                    $19.79                     171,299
-------------------------------------------------------------------------------------------------------------------

Executive Officers

         The following table sets forth certain information regarding our executive officers who are not also directors.

           Name               Age                         Position(s) Held in Meta Financial
 --------------------------   ---    -----------------------------------------------------------------------
  Troy Moore, III(1)          38     Executive Vice President and Chief Operating Officer
  Jonathan M. Gaiser          39     Senior Vice President, Secretary, Treasurer and Chief Financial Officer

---------------------------
(1) Troy Moore, III is the son-in-law of James S. Haahr and the brother-in-law of J. Tyler Haahr.

         Troy Moore, III - Mr. Moore has served as Executive Vice President and Chief Operating Officer of Meta Financial since July 2005. From March 1997 though June 1998, he served as a Vice President of MetaBank, and from July 1998 through June 2005, he served as MetaBank's President of the Central Iowa Market. Prior to joining Meta Financial, Mr. Moore worked for Maytag Appliance Company, most recently as District Manager for the Southwest Region. Mr. Moore received a BBA in Marketing from Iowa State University in Ames, Iowa, and attended the University of Wisconsin Graduate School of Banking in Madison, Wisconsin.

         Jonathan M. Gaiser - Mr. Gaiser joined Meta Financial in January 2006 to serve as its Senior Vice President, Secretary, Treasurer and Chief Financial Officer. Prior to joining Meta Financial, Mr.

Gaiser served in various positions with Commercial Federal Bank in Omaha, Nebraska from 1993 through 2005, most recently as First Vice President and Assistant Treasurer (2003-2005), First Vice President, Financial Planning and Risk Management (2002-2003), and Vice President and Financial Planning Manager (1998-2002). Mr. Gaiser received a B.A., cum laude, in Chemistry, German and Economics from St. Olaf College in Northfield, Minnesota and an M.B.A. in International Finance from George Washington University in Washington, DC. He also attended the National School of Banking at Fairfield University in Fairfield, Connecticut and has earned a Chartered Financial Analyst professional designation from the CFA Institute in Charlottesville, North Carolina.

Employment Agreements

         MetaBank has an employment agreement with each of James S. Haahr, J. Tyler Haahr, Troy Moore III and Bradley C. Hanson. The employment agreements are designed to assist Meta Financial and the Banks in maintaining a stable and competent management team. The continued success of Meta Financial and the Banks depends, to a significant degree, on the skills and competence of their officers. Each employment agreement provides for annual base salary in an amount not less than the employee's current salary and a term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of MetaBank. The agreements terminate upon such named executive officer's death, for cause, in certain events specified by Office of Thrift Supervision regulations, or by such named executive officer upon 90 days notice to MetaBank. The Board of Directors has authorized one year extensions of the employment agreements of James S. Haahr, J. Tyler Haahr, Troy Moore III and Bradley C. Hanson through September 30, 2007.

         The employment agreements for each named executive officer provides for payment to the named executive officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of Meta Financial or MetaBank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the named executive officer deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control", and may not exceed three times the named executive officer's average annual compensation over the most recent five year period or be non-deductible by MetaBank for federal income tax purposes. For the purposes of the employment agreements, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or ss. 574.4, respectively. These events may be triggered upon the acquisition or control of 10% of Meta Financial's common stock. Each agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on their current salaries, if employment of Messrs. James S. Haahr, J. Tyler Haahr, Troy Moore III and Bradley C. Hanson had been terminated as of September 30, 2006, under circumstances entitling them to termination payments as described above, they would have been entitled to receive lump sum cash payments of approximately $959,483, $962,576, $328,935, and $532,792, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Compensation of the executive officers of Meta Financial and the Banks is currently determined by the Compensation Committee of MetaBank and the Stock Option Committee of Meta Financial. Directors Cooley, Gaskill, Muilenburg and Partlow, each of whom are non-employee directors who meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the

NASDAQ Marketplace Rules, are the current members of the Compensation Committee. Directors Gaskill and Muilenburg are the current members of the Stock Option Committee. All decisions by the MetaBank Compensation Committee relating to the cash compensation of executive officers are reviewed by the full Board of MetaBank, except that Board members who are also executive officers do not participate in deliberations regarding their own compensation. See "Compensation Committee Report" below.

                         COMPENSATION COMMITTEE REPORT

         Meta Financial has not paid any cash compensation to its executive officers since its formation. All executive officers of Meta Financial also currently hold positions with MetaBank and receive cash compensation from MetaBank. The function of administering the executive compensation policies of MetaBank is currently performed by the Compensation Committee of the Board of Directors of MetaBank, consisting of Directors Cooley, Gaskill, Muilenburg and Partlow. All decisions by the MetaBank Compensation Committee relating to the cash compensation of MetaBank's executive officers are reviewed by the full Board of MetaBank, except that Board members who are also executive officers do not participate in deliberations regarding their respective compensation.

         Stock option awards granted under Meta Financial's stock option and incentive plans are made solely by the Meta Financial Stock Option Committee.

Overview and Philosophy

         The MetaBank Compensation Committee has developed and implemented an executive compensation program that is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of Meta Financial and the Banks. In applying these principals, the MetaBank Compensation Committee has established a program to:

         o Support a performance-oriented environment that rewards performance not only with respect to our goals, but also our performance as compared to that of industry performance levels;

         o  Attract and retain key executives critical to our long-term success;

         o  Integrate  compensation  programs with both Meta Financial's and the
            Banks'  annual  and  long-term   strategic  planning  and  measuring
            processes; and

         o  Reward  executives  for  long-term  strategic   management  and  the
            enhancement of shareholder value.

         Furthermore, in making compensation decisions, the MetaBank Compensation Committee focuses on the individual contributions of our executive officers. The MetaBank Compensation Committee uses its discretion to set executive compensation where, in its judgment, external, internal or an individual's circumstances warrant it. The MetaBank Compensation Committee also periodically reviews, both internally and through independent consultants, the compensation policies of other similarly situated companies, as set forth in various industry publications, to determine whether our compensation decisions are competitive within our industry.

Executive Officer Compensation Program

         The executive officer compensation program is comprised of base salary, annual incentive bonuses, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical and retirement plans generally available to employees of the Banks.

         Base Salary. Base salary levels for executive officers are competitively set relative to other publicly traded banking and thrift companies. In determining base salaries, the MetaBank Compensation Committee also takes into account individual experience and performance and specific issues particular to Meta Financial and the Banks.

         Annual Incentive Bonuses. A program of annual incentive bonuses has been established for executive officers of Meta Financial and the Banks to reward those officers who provide a level of performance warranting recognition in the form of compensation above base salary. Incentive bonuses are awarded based on achievement of individual performance goals and overall performance goals of Meta Financial and the Banks, which are established at the beginning of each fiscal year. Awards are determined as a percentage of each executive officer's base salary.

         Stock Benefit Plans. The stock option and incentive plans are our long-term incentive plans for directors, officers and employees. The objective of the program is to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and Meta Financial's performance, and to enable executives to develop and maintain a significant, long-term stock ownership position in Meta Financial common stock. Awards are made at a level calculated to be competitive with other publicly traded banking and thrift companies.

Chief Executive Officer Compensation

         Mr. J. Tyler Haahr's fiscal 2006 base salary was $298,000, subject to such adjustments in future years as shall be determined by the MetaBank Compensation Committee, and his base salary for the fiscal year ended September 30, 2005 was $288,000. In reviewing Mr. J. Tyler Haahr's fiscal 2006 base salary, the MetaBank Compensation Committee noted the median base salary paid to executive officers in comparable positions was higher than that paid to Mr. J. Tyler Haahr. As such, the MetaBank Compensation Committee determined it appropriate to increase Mr. J. Tyler Haahr's base salary for fiscal 2006.

         The effect of Section 162(m) of the Internal Revenue Code is to eliminate the deductibility of compensation over one million dollars, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations. Section 162(m) applies to all remuneration, both cash and non-cash, that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. Because the current compensation of each of our named executive officers is below the $1 million threshold, we have not yet considered our policy regarding this provision.

         The foregoing report is furnished by the members of the Compensation Committee of MetaBank and Stock Option Committee of the Board of Directors of Meta Financial.

E. Wayne Cooley     E. Thurman Gaskill    Rodney G. Muilenburg    Jeanne Partlow

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         The rules and regulations of the SEC require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us. The following graph compares the performance of Meta Financial's common stock with the Hemscott Group Savings and Loan Index (formerly known as Media General Savings and Loan Index) and the Nasdaq Stock Market Index. The comparison assumes $100 was invested on September 30, 2001 in our common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                                 [GRAPH OMITTED]


                 Comparison of Five-year Cumulative Total Return
             (Meta Financial, Hemscott Group Savings and Loan Index
                       and the Nasdaq Stock Market Index)


                                          9/30/01   9/30/02   9/30/03   9/30/04   9/30/05   9/30/06
                                          -------   -------   -------   -------   -------   -------
Meta Financial ........................   $100.00   $109.57   $174.56   $180.20   $154.94   $209.03
Hemscott Group Savings and Loan Index .    100.00    104.94    140.18    163.69    170.34    195.22
Nasdaq Market Index ...................    100.00     80.46    123.30    130.73    148.72    157.54


                              CERTAIN TRANSACTIONS

         The Banks have followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. As of September 30, 2006, all loans or extensions of credit to executive officers and directors were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.

                      PROPOSAL II: APPROVAL OF AMENDMENT TO
                           2002 OMNIBUS INCENTIVE PLAN

         At the Annual Meeting of shareholders for the fiscal year ended September 30, 2002, the shareholders of Meta Financial (which was then known as First Midwest Financial, Inc.) voted to approve the 2002 Omnibus Incentive Plan (the "2002 Plan"), a copy of which is attached hereto as Exhibit B. The Board of Directors recommended that the 2002 Plan be approved to promote the long-term interests of Meta Financial and its shareholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers and employees of Meta Financial and its corporate affiliates and to supplement the then-existing Stock Option and Incentive Plans, which were being depleted of available shares.

         On August 28, 2006, the Board of Directors adopted the First Amendment to the 2002 Plan (the "2002 Plan Amendment"), a copy of which is attached hereto as Exhibit A. The Board of Directors recommends that you vote to approve the 2002 Plan Amendment.

Purpose of the 2002 Plan Amendment

         The 2002 Plan Amendment is intended to make the following changes to the 2002 Plan:

         o to increase from 200,000 shares to 400,000 shares the aggregate number of shares that may be issued from time to time pursuant to the 2002 Plan;

         o to modify certain provisions that may cause the 2002 Plan, and the awards granted thereunder, to be subject to Section 409A of the Internal Revenue Code (the "Code") and prevent potential adverse consequences to the participants in the 2002 Plan;

         o to reflect the name change of the Company from First Midwest Financial, Inc. to Meta Financial Group, Inc.; and

         o to effect certain other changes as set forth in the 2002 Plan Amendment.

Description of the 2002 Plan, as amended by the 2002 Plan Amendment

         The 2002 Plan, as amended by the 2002 Plan Amendment (as so amended, the "Amended 2002 Plan"), is designed to provide for the granting of incentive awards in the form of stock options, stock appreciation rights, restricted stock and performance awards (denominated in cash, securities or other property) to any director, advisory director, officer or employee of the Company or its corporate affiliates (including but not limited to the Banks). The awards have been and will be granted at the discretion of the Stock Option Committee. A total of 400,000 shares of common stock will be available under the Amended 2002 Plan (increased from 200,000 shares under the 2002 Plan) if this proposal is approved by the Company's shareholders. As of September 30, 2006, awards with respect to 228,701 shares have been awarded under the Amended 2002 Plan, of which 28,701 shares are covered by awards that are contingent upon the approval of this proposal by the Company's shareholders.

         The Amended 2002 Plan provides the Stock Option Committee with broad discretion to select the officers, employees, and advisory directors to whom awards may be granted, as well as the type, size, and terms and conditions of each award. The 2002 Plan permits grants of the following types of awards:

         o    non-qualified and incentive stock options;

         o    stock appreciation rights;

         o    restricted stock grants; and

         o    other performance-based awards.

         The Stock Option Committee may grant either stock options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs") or stock options not intended to qualify as such ("NQSOs"). ISOs may be granted only to employees of the Company or its corporate affiliates. The term of an ISO may not exceed ten years, provided that the term of an ISO granted to an employee who owns stock comprising more than ten percent of the combined voting power of all classes of stock of Meta Financial and its corporate affiliates (defined in the Amended 2002 Plan as a "Ten Percent Holder") may not exceed five years. The term of an NQSO granted under the plan may not exceed 15 years. The exercise price of a stock option granted under the plan will be determined by the Stock Option Committee, provided that (i) the exercise price may not be less than 100% of the market value of a share of common stock on the date of grant of such option, and (ii) the exercise price of an ISO granted to a Ten Percent Holder may not be less than 110% of the market value of a share of common stock on the date of grant of such option. Prior to the 2002 Plan Amendment, the proviso in clause (i) of the preceding sentence applied only to ISOs; under the Amended 2002 Plan, neither ISOs nor NQSOs may have an exercise price that is less than 100% of the market value of a share of common stock on the date of grant of such option.

         The Stock Option Committee is authorized to award stock appreciation rights ("SARs"), each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the Company's common stock, cash or a combination of stock and cash, as the Stock Option Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Company's common stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option. The Stock Option Committee will determine the exercise price and term of each SAR, provided that (i) the exercise price per share subject to a SAR shall not be less than 100% of the market value of a share of common stock on the date of grant of such SAR, (ii) the term of a SAR may not exceed 15 years, and (iii) an option related to a SAR that is an ISO must satisfy all requirements pertaining to ISOs (e.g., exercise price, term). The 2002 Plan Amendment added the proviso in clause (i) of the preceding sentence requiring that the exercise price per share subject to a SAR shall not be less than 100% of the market value of a share of common stock on the date of grant of such SAR.

         The Stock Option Committee may grant awards of restricted stock, subject to such restrictions as the committee may impose thereon, which restrictions may lapse in the manner deemed appropriate by the committee. The restrictions may include, among other things, limitations on dividend and voting rights.

         The Stock Option Committee is authorized to grant performance-based awards to officers, employees and advisory directors under the Amended 2002 Plan, which may be denominated in cash, shares of the Company's common stock, other securities, other awards under the plan or other property. The term of such an award may not exceed 15 years. The specific performance goals for each award are at the discretion of the committee. The 2002 Plan Amendment adds the provision that any performance-based awards earned by a participant through satisfaction of a specified performance goal shall be paid to the participant in a lump sum no later than 60 days following the date on which such awards are earned and vested, as determined by the Stock Option Committee in its sole discretion.

         The 2002  Plan  Amendment  adds  the  provision  that no award  granted pursuant to the Amended 2002 Plan is intended to constitute "deferred compensation" as defined in Code Section 409A, and that the Amended 2002 Plan and the terms of all award agreements shall be interpreted accordingly. If any provision of the Amended 2002 Plan or an award agreement contravenes any regulations or guidance issued under Code Section 409A or could cause an award to be subject to penalties and interest under Code Section 409A, such provision of the Amended 2002 Plan or award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating Code Section 409A. The 2002 Plan Amendment also provides that determinations of fair market value under the Amended 2002 Plan will be made in accordance with Code Section 409A and the regulations issued thereunder.

         Unless the Stock Option Committee provides otherwise, in the event of a participant's termination of service with Meta Financial and its affiliates by reason of disability, the participant may exercise an option or SAR held by such participant within three months after the date of termination of service in the case of an ISO or one year from the date of termination of service in the case of a NQSO or SAR (but in no event after the expiration date of the award). If a participant who holds an option or SAR is terminated for cause, all rights under such option or SAR expire immediately.

         Unless the Stock Option Committee provides otherwise, in the event of termination of service due to retirement, a participant who holds an option or SAR may exercise such award for three months after retirement in the case of an ISO, or two years after retirement in the case of a NQSO or a SAR (but in no event after the expiration date of the award). In the event of the death of a participant who holds an option or SAR, the person to whom the award is transferred after the participant's death may exercise such award within two years after the death of the participant (but in no event after the expiration date of the award).

         In the event of termination of service for any reason other than death, disability or retirement of a participant who holds restricted stock, unless the Stock Option Committee determines otherwise, all shares of restricted stock as to which applicable restrictions have not yet lapsed will be forfeited and returned to Meta Financial. In the event of termination of service due to death, disability or retirement of a participant who holds restricted stock, unless the Stock Option Committee determines otherwise, all shares subject to restrictions at the time of termination will become free of such restrictions.

         The rights of a participant who holds a performance or other award and terminates service with Meta Financial and its affiliates will be governed by the terms of the applicable award agreement.

         In the event of a merger or other business combination of Meta Financial in which the Company is not the surviving entity, any participant to whom an option or SAR has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the option or SAR to receive upon exercise of such award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the option or SAR, multiplied by the number of shares of common stock with respect to which the option or SAR is exercised.

         Upon a change in control of Meta Financial, unless otherwise provided by the Stock Option Committee in the applicable award agreement, any restrictions or vesting requirement applicable to any outstanding awards will immediately lapse and all such awards will become fully vested.

         An ISO awarded under the Amended 2002 Plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of descent and distribution. An award other than an ISO may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant's immediate family or to a trust for the benefit of any member of the participant's immediate family.

         Our Board of Directors may amend or terminate the Amended 2002 Plan without the approval of the shareholders or consent of the participants of the Amended 2002 Plan, except when otherwise required by law or regulation or by the rules of any stock exchange or automated quotation system on which the shares our common stock may be listed or quoted, and except that the Stock Option Committee may not amend any outstanding award without the consent of the participant.

         All of the original 200,000 shares available for award under the 2002 Plan have been awarded in accordance with the terms of the 2002 Plan. Of the 200,000 additional shares authorized by the 2002 Plan Amendment approved by the Board of Directors on August 28, 2006, 28,701 shares were awarded in option grants made on September 29, 2006, with the understanding of the recipients thereof that such awards are contingent upon approval of the 2002 Plan Amendment by Meta Financial's shareholders, and absent such approval such awards are null and void. On September 29, 2006, Meta Financial issued option grant awards with respect to an aggregate of 68,903 shares, which included the 28,701 contingently issued award option shares described above. The following table identifies the recipients and classes of recipients to which the September 29, 2006 awards were granted.

                                                       New Plan Benefits
-------------------------------------------------------------------------------------------------------------------
                           2002 Omnibus Incentive Plan, as Amended by Amendment No. 1
-------------------------------------------------------------------------------------------------------------------
                                                                               9/29/06 Stock Option Issuances
                                                                          -----------------------------------------
                                                                                 Dollar             Number of
                          Name and Position                                     Value($)              Shares
----------------------------------------------------------------------    -----------------------------------------
J. Tyler Haahr, CEO, President and Director..........................              --                        8,940
James S. Haahr, Chairman of the Board................................              --                        7,914
Troy Moore, III, Executive Vice President and COO                                  --                        4,800
Bradley C. Hanson, Executive Vice President and Director...........                --                       25,700
Jonathan M. Gaiser, Senior Vice President, Secretary, Treasurer and
CFO..................................................................              --                        2,812

Executive Group......................................................              --                       50,166

Non-Executive Director Group.........................................              --                           --

Non-Executive Officer Employee Group.................................              --                       18,737
------------------------------------------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Meta Financial's directors and executive officers, and persons who own more than 10% of a registered class of Meta Financial's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Meta Financial common stock and other equity securities of Meta Financial generally by the second business day following a transaction. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Meta Financial with copies of all Section 16(a) forms they file.

         To Meta Financial's knowledge, based solely on a review of the copies of such reports furnished to Meta Financial and written representations that no other reports were required during the fiscal year ended September 30, 2006, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent public accountants are McGladrey & Pullen, LLP, independent certified public accountants. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

         Audit Fees. The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements for the years ended September 30, 2006 and 2005, and fees billed for other services rendered by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) during 2006 and 2005.

     Fiscal          Audit          Audit-Related        Tax          All Other
      Year           Fees                Fees            Fees           Fees
      ----           ----                ----            ----           ----
      2006         $114,000            $32,000          $21,000        $4,000
      2005         $121,000            $20,000          $17,000            --

         Audit fees consist of fees for audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

         Audit related fees consist of fees for audits of financial statements of the employee benefit plan maintained by the Company, and assistance with accounting research matters.

         Tax fees consist of fees for tax consultation and tax compliance services for the Company and the employee benefit plan maintained by the Company.

         All other fees consist of fees for an independence consultation regarding the hiring of an employee.

         The Company's Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2006 by McGladrey & Pullen, LLP, and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP), the principal independent public accountants, is compatible with maintaining the principal auditors' independence.

         Pre-Approval Policy. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. The non-audit services include audit-related services and tax services. The Audit Committee's policy is to pre-approve all services and fees for up to one year, which approval includes the appropriate detail with regard to each particular service and its related fees. In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.

         During the fiscal year ended September 30, 2006, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

             SHAREHOLDER PROPOSALS FOR THE YEAR 2008 ANNUAL MEETING

         Shareholder proposals to be presented at Meta Financial's 2008 Annual Meeting of Shareholders must be received by our Secretary no later than August 15, 2007 to be eligible for inclusion in Meta Financial's proxy statement and form of proxy related to the 2008 Annual Meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities
Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether such proposal is included in Meta Financial's proxy materials), Meta Financial's certificate of incorporation, by-laws and Delaware law.

         To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline. The "Deadline" means the date that is 30 days prior to the date of the next Annual Meeting; however, in the event that less than 40 days' notice of the date of such meeting is given to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next Annual Meeting.

                                 ANNUAL REPORTS

         A copy of the Form 10-K for the Company's fiscal year ended September 30, 2006, as filed with the SEC, will be furnished without charge to stockholders as of the Record Date upon written request to Investor Relations, Meta Financial Group, Inc., 121 East Fifth Street, Storm Lake, Iowa 50588.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                       Exhibit A

                                 FIRST AMENDMENT
                                     TO THE
                          FIRST MIDWEST FINANCIAL, INC.
                           2002 OMNIBUS INCENTIVE PLAN


         WHEREAS, First Midwest Financial, Inc., a Delaware corporation, established the First Midwest Financial, Inc. 2002 Omnibus Incentive Plan (the "Plan") to facilitate equity compensation and other incentive awards to selected directors, officers and employees; and

         WHEREAS, First Midwest Financial, Inc. changed its name to Meta Financial Group, Inc. (the "Company") effective January 28, 2005; and

         WHEREAS, the Company desires to amend the Plan to reflect the Company's new name and to increase the number of shares available for awards under the Plan; and

         WHEREAS, the Company has identified certain provisions that may cause the Plan, and awards granted under the Plan, to be subject to Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the Company deems it to be in the best interests of the Company and the Participants to amend the Plan to prevent the application of Code Section 409A and the potential for adverse tax consequences to the Participants;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Effective January 28, 2005, the Plan is amended by replacing each reference to "First Midwest Financial, Inc." with a reference to "Meta Financial Group, Inc."

         2. Effective January 1, 2005, Section 2 of the Plan is amended by adding the following sentence to the end of the "Market Value" definition:

         "The  Committee  shall  determine the fair market value on such date in
         accordance   with  Code  Section  409A  and  the   regulations   issued
         thereunder."

         3. Effective August 28, 2006, Section 4(a) of the Plan is amended by replacing the phrase "200,000 Shares" with the phrase "400,000 Shares."

         4. Effective January 1, 2005, Section 5(a)(i) of the Plan is amended to read in its entirety as follows:

                  (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided that the exercise price per Share shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price per Share thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

         5. Effective January 1, 2005, Section 5(b)(iii) of the Plan is amended to read in its entirety as follows:

                  (iii) Exercise Price and Term. The exercise price and term of each Stock Appreciation Right shall be fixed by the Committee; provided that the exercise price per Share subject to a Stock Appreciation Right shall not be less than 100% of the Market Value of a Share on the date of grant of such Stock Appreciation Right; provided further that the term of a Stock Appreciation Right shall not exceed 15 years.

         6. Effective January 1, 2005, Section 5(d) is amended by adding the following sentence at the end thereof:

         "Any Performance Awards earned by a Participant through the satisfaction of performance goals during the performance period as specified in the applicable Award Agreement shall be paid to the Participant in a lump sum no later than 60 days following the date on which such Performance Awards are earned and vested as determined by the Committee in its sole discretion."

         7. Effective January 1, 2005, Section 16 is added to the Plan to read in its entirety as follows:

                  16. Code Section 409A. No Award granted  pursuant to this Plan
                      -----------------
         is intended to constitute  "deferred  compensation"  as defined in Code
         Section 409A, and the Plan and the terms of all Award Agreements shall be interpreted accordingly. If any provision of the Plan or an Award Agreement contravenes any regulations or Treasury guidance issued under Code Section 409A or could cause an Award to be subject to penalties and interest under Code Section 409A, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating Code
         Section 409A.

         8. In all other respects, the Plan shall remain unchanged and in full force and effect.


Adopted this 28th day of August, 2006.


                                                META FINANCIAL GROUP, INC.


                                                By:   /s/ Jonathan M. Gaiser


                                                Its:    Chief Financial Officer

                                                                       Exhibit B
                                                                       ---------


                          FIRST MIDWEST FINANCIAL, INC.

                           2002 OMNIBUS INCENTIVE PLAN

          1. Plan  Purpose.  The purpose of the Plan is to promote the long-term
             -------------
interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.

          2. Definitions. The following definitions are applicable to the Plan:
             -----------

             "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

             "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

             "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

             "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

             "Code" -- means the Internal Revenue Code of 1986, as amended.

             "Committee" -- means the Committee referred to in Section 3 hereof.

             "Company" -- means First Midwest Financial Inc. and any successor thereto.

             "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

             "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

             "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

             "Market Value" -- means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

             "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

             "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option awarded to a Participant pursuant to Section 5(a) hereof.

             "Participant" -- means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

             "Performance Award" -- means an Award granted pursuant to Section 5(d) herein.

             "Plan" -- means this 2002 Omnibus Incentive Plan of the Company.

             "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

             "Restricted Stock" -- means Shares awarded to a Participant pursuant to Section 5(c) hereof.

             "Retirement" -- means retirement from employment with the Company or an Affiliate thereof, as an employee, director, director emeritus or advisory director thereof, having reached the age of 65.

             "Shares" -- means the shares of common stock of the Company.

             "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

             "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

             "Termination of Service" - means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any affiliate for purpose of any other Award.

         3.  Administration.  The Plan  shall  be  administered  by a  Committee
             --------------
consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, to correct any defect or supply an omission or reconcile any inconsistency in the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. Shares Subject to Plan.
            ----------------------

             (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 200,000 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

             (b) During any calendar year, no Participant may be granted Awards under the Plan of more than 100,000 Shares, subject to adjustment as provided in
Section 7.

         5. Awards.
            ------

             (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                           (i) Exercise Price.  The exercise price per Share for
                  an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                           (ii) Option  Term.  The term of each Option  shall be
                  fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

                           (iii) Time and Method of Exercise. Except as provided
                  in paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either
                  (i) in cash (including check, bank draft or money order) or, if the Committee specifically approves in writing on an individual basis, (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                           (iv) Option Agreements. At the time of an Award of an
                  Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Limitations on Value of Exercisable Incentive Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                           (vi) Eligible  Recipients of Incentive Stock Options.
                  Incentive Stock Options may be granted by the Committee only to employees of the Company or its Affiliates.

                           (vii) Incentive Stock Options must be granted no later than 10 years from the date the Plan is adopted or approved by the stockholders, whichever is earlier.

             (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) General.  A Stock  Appreciation Right shall, upon
                  its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

                           (ii) Related Options.  A Stock Appreciation Right may
                  be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

                           (iii) Exercise Price and Term. The exercise price and
                  term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years.

                           (iv) Stock Appreciation Right Agreements. At the time
                  of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Time and Method of  Exercise.  Except as provided
                  in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained
                  Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or with the specific written permission of the Committee (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

             (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) Restrictions. Shares of Restricted Stock shall be
                  subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

                           (ii) Restricted Stock  Agreements.  At the time of an
                  Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (iii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company's 2002 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, Fifth at Erie, Storm Lake, Iowa 50588."

                           (iv) Removal of Restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

             (d) Performance Awards. The Committee is hereby authorized to grant
Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. Unless otherwise provided in the Performance Award, the term of a Performance Award shall not exceed 15 years.

         6. Termination of Service.
            ----------------------

             (a) Options and Stock Appreciation Rights.

                           (i) If a  Participant  to whom  an  Option  or  Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability but excluding Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                           (ii) If a  Participant  to whom an  Option  or  Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service due to Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

                           (iii) In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate or within the periods referred to in paragraphs (a)(i) and
                  (a)(ii) of this Section 6, the person to whom any Option or Stock

                  Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an
                  Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Section 10 of the Plan may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death.
                  Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

                           (iv)  Notwithstanding the provisions of subparagraphs
                  (i) through (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

             (b) Restricted Stock. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

             (c) Performance Awards. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

         7.  Adjustments  Upon Changes in   Capitalization.  In the event of any
             ---------------------------------------------
change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

         8.  Effect of Merger on Options and Stock  Appreciation  Rights. In the
             -----------------------------------------------------------
case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

         9. Effect of Change in  Control.  Each of the events  specified  in the
            ----------------------------
following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

         10. Assignments and Transfers. No Award granted under the Plan shall be
             -------------------------
transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

         11.  Employee Rights Under the Plan. No person shall have a right to be
              ------------------------------
selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

         12.  Delivery and  Registration of Stock.  The Company's  obligation to
              -----------------------------------
deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and
(ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

         13. Withholding Tax. Upon the termination of the restricted period with
             ---------------
respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

         The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

         14. Amendment or Termination.
             ------------------------

             (a) Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

             (b) Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

         15.  Effective Date and Term of Plan.  The Plan shall become  effective
              -------------------------------
upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.

                                 REVOCABLE PROXY
                           META FINANCIAL GROUP, INC.

                ANNUAL MEETING OF SHAREHOLDERS o JANUARY 22, 2007

This proxy is being solicited by the Board of Directors of Meta Financial Group, Inc.

The undersigned hereby appoints the members of the Board of Directors of Meta Financial Group, Inc. ("Meta Financial"), and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Meta Financial common stock held of record by the undersigned at the close of business on November 27, 2006 at the annual meeting of shareholders, and at any and all adjournments or postponements thereof.
--------------------------------------------------------------------------------
                                                               WITH-     FOR ALL
                                                     FOR       HOLD      EXCEPT
                                                     ---       ----      ------
I.   The election of  E. WAYNE COOLEY, J.            |_|       |_|         |_|
     TYLER HAAHR AND BRADLEY C. HANSON
     as directors for terms of three years.

Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for all nominees mark the box "WITHHOLD" with an "X". To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and write the name of the nominee on the line provided below for whom you wish to withhold your vote.

--------------------------------------------------------------------------------

                                                     FOR     AGAINST     ABSTAIN
                                                     ---     -------     -------
II.  Proposal to amend Meta Financial's 2002 Omnibus  |_|      |_|         |_|
     Incentive Plan.

--------------------------------------------------------------------------------


The Board of Directors recommends a vote "FOR" the election of the above-named directors, and "FOR" the proposal to amend Meta Financial's 2002 Omnibus Incentive Plan.

The undersigned acknowledges receipt from Meta Financial, prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on January 22, 2007, an Annual Report to Shareholders for the year ended September 30, 2006, and a proxy statement relating to the business to be addressed at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of each of the directors set forth herein and FOR our proposal to amend Meta Financial's 2002 Omnibus Incentive Plan. Should a director nominee be unable to serve as a director, an event that Meta Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

                                                   Dated:
                                                           ---------------------
PRINTED NAME OF SHAREHOLDER
         APPEARS  HERE                      ------------------------------------
                                                   SIGNATURE OF SHAREHOLDER

                                            ------------------------------------
                                                   SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                              fold and detach here
--------------------------------------------------------------------------------

      PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
               THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Meta Financial, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of Meta Financial common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.